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                                  United States



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): AUGUST 18, 2003


                         COMMISSION FILE NUMBER 1-14380



                           CITGO PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)


            DELAWARE                                        73-1173881
(State or other jurisdiction of                          (I.R.S. Employer
 incorporation or organization)                         Identification No.)


         ONE WARREN PLACE, 6100 SOUTH YALE AVENUE, TULSA, OKLAHOMA 74136
               (Address of principal executive office) (Zip Code)


                                 (918) 495-4000
              (Registrant's telephone number, including area code)

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

C.        EXHIBITS

          Exhibit 99.1 News Release issued by CITGO Petroleum Corporation dated August 18, 2003, entitled "CITGO Announces Second Quarter 2003 Results."

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 18, 2003, CITGO Petroleum Corporation issued a News Release announcing its earnings for the second quarter 2003. A copy of the News Release is filed as
Exhibit 99.1 hereto.

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                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CITGO PETROLEUM CORPORATION


Date:  August 18, 2003                    /s/      Larry Krieg
                                          -----------------------------------
                                          Larry Krieg
                                          Controller (Chief Accounting Officer)

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                                  EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION
-----------                -----------

99.1 News Release issued by CITGO Petroleum Corporation dated August 18, 2003, entitled "CITGO Announces Second Quarter 2003 Results."